                                     [LOGO]
                               ------------------
                                    COLONIAL
                                 UTILITIES FUND
                               ------------------
                                  ANNUAL REPORT
                                NOVEMBER 30, 1996
                               ------------------

                               [graphic omitted]


  NOT FDIC-           MAY LOSE VALUE
  INSURED             NO BANK GUARANTEE

                       COLONIAL UTILITIES FUND HIGHLIGHTS
                      DECEMBER 1, 1995 - NOVEMBER 30, 1996

INVESTMENT OBJECTIVE: Colonial Utilities Fund seeks primarily current income and secondarily long-term growth.

THE FUND IS DESIGNED TO OFFER:
  X Monthly income
  X Long-term growth potential
  X Diversification

PORTFOLIO MANAGER COMMENTARY: "While the total returns seen by utility stocks during the Fund's 1996 fiscal year did not match the strong results enjoyed during 1995, they did post fairly attractive returns in an environment that was
generally unfavorable for utility stocks."                       -- John Lennon

                      COLONIAL UTILITIES FUND PERFORMANCE

                                             CLASS A           CLASS B
Inception dates                              3/4/92*            5/5/92

Distributions declared per share             $0.603             $0.493

30-day SEC yields on 11/30/96**                3.75%              3.18%

12-month total returns, assuming
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)                  10.27%              9.45%

Net asset value per share on 11/30/96        $15.21             $15.21

 * Date of adoption of the Fund's current investment policies.
** Reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.




TOP FIVE HOLDINGS+                           SECTOR BREAKDOWN+
(as of 11/30/96)                             (as of 11/30/96)
 ................................             ..................................
1. FPL Group, Inc. . . . .  4.5%             Common Stocks & Convertible Stocks
2. NYNEX Corp. . . . . . .  4.3%               Electric . . . . . . .  46.9%
3. Ameritech Corp. . . . .  4.1%               Telephone  . . . . . .  28.2%
4. GTE Corp. . . . . . . .  4.0%               Natural Gas  . . . . .  12.5%
5. BellSouth Corp. . . . .  3.7%             Preferred Stocks . . . .  11.2%
                                             Net Cash & Equivalents .   1.2%


+ Holdings and sector breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or maintain these sector weightings in the future. Industry sectors in the following financial statements are based upon the standard industrial clarification (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria used in the investment process.

                              PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                   [Photo of Harold W. Cogger]

  I am pleased to present your Fund's annual report for the fiscal year ended November 30, 1996. This report reflects on the investment environment of the past 12 months and on the performance of your Fund.

While the Federal Reserve Board lowered short-term interest rates early in the period, stronger than expected economic reports in February 1996 brought the Fed's easing trend to a halt. As a result, long-term interest rates were rising during most of the period, having a negative effect on fixed income investments. However, with recent statistics suggesting an easing pace of economic activity and a continued benign inflation outlook, we are hopeful that bond market volatility will be somewhat reduced in the months ahead.

There was some good news for the tax-exempt sector. Low supply and strong retail market support, enabled municipal bonds to outperform Treasury bonds for much of the year. The post-election conditions should promote a period of stability for the tax-exempt market as the flat tax initiative is now a receding memory.

In the domestic stock market, generally favorable conditions prevailed until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records. Internationally, the Tiger countries of the Pacific Rim continue to offer a good combination of growth and value. In the European markets, short-term interest rates continue to be much lower than long-term rates. We expect these conditions to prevail until we see an increase in economic activity.

Our economic expectations include growth continuing at a slower, but more sustainable rate, and our outlook for 1997 is relatively bright.

The following report will provide you with specific information on your Fund's performance as well as an in-depth discussion with your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,


/s/ Harold W. Cogger

Harold W. Cogger
President
January 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.

                          PORTFOLIO MANAGEMENT REPORT

JOHN LENNON and JAMES HAYNIE are portfolio co-managers of the Colonial Utilities Fund. Mr. Lennon and Mr. Haynie are vice presidents of Colonial Management Associates, Inc.

Q. HOW DID UTILITY STOCKS PERFORM DURING THE PAST 12 MONTHS?

A. The first six months of the period was generally weak for utility stocks, with the Dow Jones Utility Average generating only a very modest total return of 0.1%. This weak investment environment was driven by rising interest rates, a negative for utility stocks. Long-term interest rates, as measured by the yield on the 30-year Treasury bond, increased from 6.13% at the beginning of the period to 6.99% on May 31, 1996. However, the second half of the fiscal year was more favorable. The Dow Jones Utility Average posted a total return of 15.4%, as interest rates declined to 6.35% on November 30, 1996 and utility stocks experienced four consecutive months of rising prices from August through November.

Q. WHAT FACTORS AFFECTED PERFORMANCE DURING THIS PERIOD?

A. Interest rates were a significant factor, particularly in the first half when rising rates limited performance. However, all three sectors of the utility market in which the Fund is invested -- electric power, natural gas and telephone -- were up during the second half. Electric stocks benefited from merger activity and expectations of positive rulings regarding industry deregulation in certain states. Natural gas stocks saw very positive returns as a result of increased gas demand early in the year generated by severe winter weather in many parts of the country. These stocks also benefited from merger activity with other gas and electric companies. Telephone stocks were a weak sector of the utility market as uncertainty continues regarding the onset of competition fostered by the Telecommunications Act of 1996.

The Fund remained fully invested in utility stocks during the period and benefited from significant investments in a number of stocks that had strong price increases over the course of the year. These stocks included PanEnergy Corp., Williams Companies and MCN Corporation in the natural gas sector, and Portland General Corp. and Edison International in the electric power sector.

Q. HOW DID THE FUND'S PERFORMANCE COMPARE TO THE DOW JONES UTILITY AVERAGE AND THE STANDARD & POOR'S 500 INDEX?

A. For the 12-month period ended November 30, 1996, the Fund underperformed both the Dow Jones Utility Average and the Standard & Poor's 500 Index, two unmanaged indexes that track the performance of utility stocks and U.S. stocks, respectively. The total return for the Fund's Class A shares, based on net asset value, was 10.3%, while the return on the Dow Jones Utility Average was 15.5% and the return on the Standard & Poor's 500 Index was 27.8%. The 15 stock Dow Jones Utility Average benefited significantly from its four natural gas holdings. During the second half of the year, two of these four gas companies signed merger agreements with electric utilities at substantial price premiums. The Fund's exposure to natural gas issues was smaller and more diversified than the Dow Jones Utility Average during the year. While the Fund underperformed the S&P 500 Index, it is important to note that the Index tracks the broader market and includes many industrial and financial companies that benefited from a strong economy.

Q. WHAT IS YOUR OUTLOOK FOR THE UTILITY MARKET?

A. Our outlook hinges on a number of factors, most important among them being the direction of interest rates. Over the first half of the year, the interest rate environment is likely to be neutral for utility stock prices. The direction of the stock market may also be a factor -- a more defensive environment could benefit utility stocks. We expect to see further merger activity in all three sectors which would be a plus, as would favorable resolution of regulatory issues for both electric and telephone companies. Lastly, natural gas stocks will more than likely need a cold winter for earnings to match or exceed those of last year.

                    COLONIAL UTILITIES FUND PERFORMANCE VS.
      THE DOW JONES UTILITIES AVERAGE AND THE STANDARD & POOR'S 500 INDEX
              Change in Value of $10,000 from 3/31/92 -- 11/30/96
                    Based on NAV and MOP for Class A Shares

                                                  DOW JONES
DATE                 NAV             MOP          UTILITIES       S&P500
--------------------------------------------------------------------------
Mar 31, 92         10000.00         9525.00        10000           10000
Apr 30, 92         10204.22         9719.52        10287           10293
May 31, 92         10443.32         9947.27        10467           10344
Jun 30, 92         10531.86        10031.59        10436           10190
Jul 31, 92         11084.16        10557.67        11169           10606
Aug 31, 92         11064.80        10539.22        10912           10389
Sep 30, 92         11130.52        10601.82        11066           10511
Oct 31, 92         11136.96        10607.96        11071           10547
Nov 30, 92         11126.12        10597.63        11061           10905
Dec 31, 92         11406.70        10864.88        11255           11039
Jan 31, 93         11618.48        11066.60        11562           11131
Feb 28, 93         12212.87        11632.76        12325           11283
Mar 31, 93         12306.49        11721.94        12472           11521
Apr 30, 93         12277.77        11694.58        12385           11243
May 31, 93         12257.98        11675.73        12403           11543
Jun 30, 93         12607.63        12008.77        12811           11576
Jul 31, 93         12835.03        12225.36        13116           11530
Aug 31, 93         13160.97        12535.82        13524           11966
Sep 30, 93         13043.30        12423.74        13247           11874
Oct 31, 93         12856.21        12245.54        12793           12120
Nov 30, 93         12261.09        11678.69        12049           12004
Dec 31, 93         12468.06        11875.82        12338           12149
Jan 31, 94         12265.85        11683.22        12181           12562
Feb 28, 94         11697.22        11141.60        11416           12221
Mar 31, 94         11382.07        10841.42        10722           11690
Apr 30, 94         11635.14        11082.47        10911           11839
May 31, 94         11141.66        10612.43        10263           12033
Jun 30, 94         10886.62        10369.50         9846           11738
Jul 31, 94         11290.28        10753.99        10380           12124
Aug 31, 94         11324.41        10786.50        10616           12619
Sep 30, 94         11038.97        10514.62        10262           12311
Oct 31, 94         11185.84        10654.51        10279           12587
Nov 30, 94         11152.65        10622.90        10259           12129
Dec 31, 94         11182.39        10651.23        10452           12309
Jan 31, 95         11911.96        11346.14        11142           12628
Feb 28, 95         11982.83        11413.65        11265           13120
Mar 31, 95         11887.67        11323.01        10975           13506
Apr 30, 95         12132.18        11555.90        11405           13904
May 31, 95         12679.49        12077.21        12188           14458
Jun 30, 95         12720.92        12116.68        12014           14794
Jul 31, 95         12801.62        12193.54        12149           15284
Aug 31, 95         13099.66        12477.42        12121           15322
Sep 30, 95         13824.13        13167.49        12915           15968
Oct 31, 95         14124.40        13453.49        12960           15911
Nov 30, 95         14375.16        13692.34        13128           16609
Dec 31, 95         15068.47        14352.72        13795           16929
Jan 31, 96         15359.15        14629.59        14161           17505
Feb 29, 96         14986.23        14274.38        13530           17667
Mar 31, 96         14834.72        14130.07        13203           17838
Apr 30, 96         14673.30        13976.32        13070           18100
May 31, 96         14693.51        13995.57        13140           18566
Jun 30, 96         15246.09        14521.90        13876           18637
Jul 31, 96         14650.60        13954.69        12952           17814
Aug 31, 96         14723.26        14023.90        13615           18190
Sep 30, 96         14753.01        14052.24        13845           19213
Oct 31, 96         15352.45        14623.21        14509           19743
Nov 30, 96         15851.04        15098.12        15163           21234



A $10,000 investment in Class B shares made on May 5, 1992, at net asset value
(NAV) would have grown to $14,950 on November 30, 1996. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would be valued at $14,750 on November 30, 1996. The Dow Jones Utilities Average and the Standard & Poor's 500 Index are two unmanaged indexes that track the performance of utility stocks and U.S. stocks, respectively. Unlike mutual funds, indexes are not investments, do not incur fees or charges, and it is not possible to invest in indexes.


                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 12/31/96 (Most Recent Quarter End)
------------------------------------------------------------------------------

                         CLASS A SHARES               CLASS B SHARES
                       Inception   3/4/92*        Inception       5/5/92
                         NAV         MOP              NAV         W/CDSC
------------------------------------------------------------------------------
1 YEAR                  6.02%        0.98%           5.23%        0.23%
------------------------------------------------------------------------------
5 YEARS                11.13%       10.05%            --           --
------------------------------------------------------------------------------
10 YEARS                9.57%        9.03%            --           --
------------------------------------------------------------------------------
SINCE INCEPTION        10.23%        9.13%           9.17%        8.86%
------------------------------------------------------------------------------
*Change in investment policies.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charges of 5% for one year and 2% since inception.

                              INVESTMENT PORTFOLIO
                        NOVEMBER 30, 1996 (IN THOUSANDS)

COMMON STOCKS AND CONVERTIBLES - 87.7%                   SHARES       VALUE
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES

COMMUNICATIONS - 27.8%
AT&T Corp.                                                  100    $    3,925
Ameritech Corp.                                             750        44,156
Bell Atlantic Corp.                                         400        25,150
BellSouth Corp.                                           1,000        40,375
Frontier Corp.                                              435        11,414
GTE Corp.                                                   950        42,631
Lucent Technologies, Inc.                                    65         3,322
MCI Communications Corp.                                    250         7,625
NYNEX Corp.                                               1,000        46,375
Pacific Telesis Group, Inc.                                 300        11,100
Southwestern Bell Corp.                                     725        38,153
Sprint Corp.                                                100         4,187
360 Communications Co.                                       42           990
US West Communications Group                                400        12,500
US West Media Group                                         400         7,550
                                                                   ----------
                                                                      299,453
                                                                   ----------

ELECTRIC SERVICES - 47.3%
American Electric Power Co., Inc.                           450        18,675
Boston Edison Co.                                           675        17,297
Carolina Power & Light Co.                                  150         5,494
Cincinnati Gas & Electric Co.                             1,100        36,850
Citizens Utilities Co., 5% Convertible Preferred            100         4,825
DPL, Inc.                                                 1,500        36,562
Detroit Edison Co.                                          773        24,730
Duke Power Co.                                               25         1,159
Eastern Utilities Associates                                125         2,108
Edison International                                        850        16,894
Entergy Corp.                                               207         5,612
FPL Group, Inc.                                           1,050        48,431
GPU, Inc.                                                 1,200        40,350
Houston Industries, Inc.                                    679        14,947
IES Industries, Inc.                                        400        12,250
KU Energy Corp.                                             200         6,025
Kansas City Power & Light Co.                               675        19,069
Long Island Lighting Co.                                    450         8,944
MidAmerican Energy Co.                                      100         1,487
Ohio Edison Co.                                             300         6,900
PacifiCorp.                                               1,300        27,300
Portland General Corp.                                      500        21,500
Public Service Co. of Colorado                              550        21,450
Public Service Enterprise Group, Inc.                       200         5,725
Puget Sound Power & Light Co.                               132         3,010
Rochester Gas & Electric Corp.                               50           956
SCANA Corp.                                                 325         8,856
Sierra Pacific Resources                                    250         7,156
Southern Co.                                              1,300        28,925
Texas Utilities Co.                                         775        30,613
Union Electric Co.                                          100         3,975
Utilicorp United, Inc.                                      350         9,406
Western Resources, Inc.                                     400        12,650
                                                                   ----------
                                                                      510,131
                                                                   ----------

GAS SERVICES - 12.6%
Consolidated Natural Gas Co.                                100         5,713
Energen Corp.                                                54         1,459
MCN Corp.                                                   875        25,156
MCN Corp., PRIDES, 8.75%                                     35           998
MDU Resources Group, Inc.                                   214         4,782
Pacific Enterprises                                         400        12,250
PanEnergy Corp.                                             500        22,000
Peoples Energy Corp.                                        200         7,250
UGI Corp.                                                   600        13,125
Williams Cos., Inc.                                         700        39,287
Williams Cos., Inc., $3.50 Convertible Preferred             37         3,261
                                                                   ----------
                                                                      135,281
                                                                   ----------
TOTAL COMMON STOCKS AND CONVERTIBLES
  (cost of $807,789)                                                  944,865
                                                                   ----------

PREFERRED STOCKS - 9.6%
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES

ELECTRIC SERVICES - 8.7%
Arizona Public Service Co., $1.8125 Series W                180         4,500
Baltimore Gas & Electric Co., 6.75%, Series 1987             28         2,875
Boston Edison Co., 7.75%                                    100         2,500
Carolina Power & Light Co., 7.72%                            30         3,067
Central Maine Power Co., 7.875%                              16         1,504
Central Power & Light Co., 7.12%                             16         1,548
Commonwealth Edison Co., 7.24%                               52         5,026
Detroit Edison Co.:
  7.74%                                                     100         2,500
  7.75%                                                     100         2,575
Duke Power Co., 7.04%                                        20         2,100
Entergy Arkansas, Inc.:
  7.80%                                                      10           975
  7.88%                                                       9           877
Entergy Gulf States Utilities:
  7.56%                                                      18         1,613
  8.80%                                                      15         1,496
Entergy Gulf States Utilities $8.52                           8           772
Entergy Louisiana, Inc., 8.00%                               30           757
Jersey Central Power & Light Co.,
 7.88%, Series E                                             15         1,519
Montana Power Co., $6.875                                    30         3,045
Niagara Mohawk Power Corp., 7.72%, Series I                  26         1,987
Northern Indiana Public Service  Co., 7.44%                   9           905
Ohio Edison Co., 7.75%                                      240         5,940
PECO Energy Co., 7.48%                                       30         3,135
PSI Energy, Inc.:
  6.875%                                                     36         3,834
  7.44%                                                     235         5,963
Pennsylvania Power Co.,  7.75%                               15         1,335
Pennsylvania Power & Light Co., 6.75%                        51         5,177
Southern California Edison Co., 7.36%                       125         3,147
Texas Utilities Co.,  7.98%                                  35         3,959
TU Electric Capital, TOPRS, 8.25%                           680        17,085
Union Electric Co., $7.44                                    18         1,813
                                                                   ----------
                                                                       93,529
                                                                   ----------

GAS SERVICES - 0.9%
Enron Corp., MIPS, 8.00%                                    400         9,850
Pacific Enterprises, $4.50                                    4           277
                                                                   ----------
  TOTAL PREFERRED STOCKS (cost of $103,942)                            10,127
                                                                   ----------
                                                                      103,656
                                                                   ----------
ADJUSTABLE RATE PREFERRED STOCKS - 1.5%
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES

ELECTRIC SERVICES - 1.1%
Cleveland Electric Illuminating Co., Series L                65         5,135
Entergy Gulf States Utilities, Series A                      18         1,651
Georgia Power Co., Series 1993                              110         2,654
Illinois Power Co., Series A                                 25         1,125
Toledo Edison Co., Series A                                  40           810
                                                                   ----------
                                                                       11,375
                                                                   ----------

GAS SERVICES - 0.4%
Enserch Corp., Series E                                      48         4,722
                                                                   ----------
TOTAL ADJUSTABLE RATE PREFERRED STOCKS (cost of $16,992)               16,097
                                                                   ----------
TOTAL INVESTMENTS - 98.8% (cost of $928,723) (a)                    1,064,618
                                                                   ----------
SHORT-TERM OBLIGATIONS - 1.3%                              PAR
-----------------------------------------------------------------------------
Repurchase agreement with Bankers Trust
Securities Corp., dated 11/29/96, due
12/02/96 at 5.650% collaterized by U.S.
Treasury bonds and notes with various
maturities to 2015, market value
$14,278 (repurchase proceeds $13,992)                  $ 13,985        13,985
                                                                   ----------

OTHER ASSETS & LIABILITIES, NET - (0.1)%                               (1,196)
-----------------------------------------------------------------------------
NET ASSETS - 100.0%
                                                                   $1,077,407
                                                                   ==========

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a) Cost for federal income tax purposes is $928,853.

  Acronym                                    Name
  -------                                    ----
   TOPRS                   Trust Originated Preferred Redeemable Securities
    MIPS                             Monthly Income Preferred Stock
   PRIDES              Preferred Redeemable Increased Dividend Equity Securities

See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                               NOVEMBER 30, 1996

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $928,723)                              $1,064,618
Short-term obligations                                                13,985
                                                                  ----------
                                                                   1,078,603
Receivable for:
  Dividends                                     $4,374
  Fund shares sold                                 355
  Interest                                           4
Receivable due from Adviser                         54
Other                                               28                 4,815
                                                ------            ----------
    Total Assets                                                   1,083,418

LIABILITIES
Payable for:
  Distributions                                  3,136
  Fund shares repurchased                        2,744
Accrued:
  Transfer Agent fees                               72
  Deferred Trustees fees                            10
Other                                               49
                                                ------
    Total Liabilities                                                  6,011
                                                                  ----------
NET ASSETS                                                        $1,077,407
                                                                  ==========
Net asset value & redemption price per share -
Class A ($348,384/22,909)                                            $ 15.21
                                                                  ==========
Maximum offering price per share - Class A
($15.21/0.9525)                                                   $    15.97 (a)
                                                                  ==========
Net asset value & offering price per share -
Class B ($729,023/47,940)                                         $    15.21 (b)
                                                                  ==========

COMPOSITION OF NET ASSETS
Capital paid in                                                   $1,042,449
Undistributed net investment income                                    1,273
Accumulated net realized loss                                       (102,210)
Net unrealized appreciation                                          135,895
                                                                  ----------
                                                                  $1,077,407
                                                                  ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED NOVEMBER 30, 1996

(in thousands)
INVESTMENT INCOME
Dividends                                                         $   61,476
Interest                                                                 387
                                                                  ----------
                                                                      61,863

EXPENSES
Management fee                                 $ 7,437
Service fee                                      2,882
Distribution fee - Class B                       5,869
Transfer agent                                   2,809
Bookkeeping fee                                    399
Registration fee                                    42
Custodian fee                                       50
Audit fee                                           44
Trustees fee                                        66
Reports to shareholders                             26
Legal fee                                            8
Other                                               69
                                                ------
   Total operating expenses                     19,701
Interest expense                                   (a)                19,701
                                                ------            ----------
       Net Investment Income                                          42,162
                                                                  ----------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                               13,770
Net unrealized appreciation during
  the period                                    48,040
                                               -------
     Net Gain                                                         61,810
                                                                  ----------

Net Increase in Net Assets from Operations                        $  103,972
                                                                  ==========

(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                     Year ended November 30
                                               -------------------------------
INCREASE (DECREASE) IN NET ASSETS                  1996                1995
Operations:
Net investment income                          $  42,162             $  52,382
Net realized gain (loss)                          13,770               (21,504)
Net unrealized appreciation                       48,040               260,221
                                               ---------            ----------
    Net Increase from Operations                 103,972               291,099
Distributions:
From net investment income - Class A             (15,364)              (19,543)
From net investment income - Class B             (26,326)              (33,675)
                                               ---------            ----------
                                                  62,282               237,881
                                               ---------            ----------
Fund Share Transactions:
Receipts for shares sold - Class A                20,947                41,022
Value of distributions reinvested - Class A       11,490                14,696
Cost of shares repurchased - Class A            (104,735)             (106,875)
                                               ---------            ----------
                                                 (72,298)              (51,157)
                                               ---------            ----------
Receipts for shares sold - Class B                53,077                62,927
Value of distributions reinvested - Class B       20,888                27,317
Cost of shares repurchased - Class B            (207,844)             (172,228)
                                               ---------            ----------
                                                (133,879)              (81,984)
                                               ---------            ----------
Net Decrease from Fund Share
  Transactions                                  (206,177)             (133,141)
                                               ---------            ----------
        Total Increase (Decrease)               (143,895)              104,740

NET ASSETS
Beginning of period                            1,221,302             1,116,562
                                               ---------            ----------
End of period (including undistributed
  net investment income of $1,273 and
  $796, respectively.)                         $1,077,407           $1,221,302
                                               ==========           ==========

NUMBER OF FUND SHARES
Sold - Class A                                     1,421                 3,230
Issued for distributions reinvested - Class A        784                 1,156
Repurchased - Class A                             (7,147)               (8,370)
                                               ---------            ----------
                                                  (4,942)               (3,984)
                                               ---------            ----------
Sold - Class B                                     3,596                 4,945
Issued for distributions reinvested - Class B      1,425                 2,147
Repurchased - Class B                            (14,191)              (13,428)
                                               ---------            ----------
                                                  (9,170)               (6,336)
                                               ---------            ----------

See notes to financial statements.

                           NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1996

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: Colonial Utilities Fund (the Fund), a series of Colonial Trust IV, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek primarily current income and secondarily long-term growth. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER: Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

                    Average Net Assets            Annual Fee Rate
                    -------------------          -----------------
                     First $1 billion                 0.65%
                     Over $1 billion                  0.60%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

                 Average Net Assets              Annual Fee Rate
                 --------------------            ----------------
                 First $50 million                  No charge
                 Next $950 million                    0.035%
                 Next $1 billion                      0.025%
                 Next $1 billion                      0.015%
                 Over $3 billion                      0.001%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended November 30, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $68,269 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $3,366,432 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: During the year ended November 30, 1996, purchases and sales of investments, other than short-term obligations, were $91,827,714 and $296,945,222, respectively.

Unrealized appreciation (depreciation) at November 30, 1996, based on cost of investments for federal income tax purposes was:

        Gross unrealized appreciation            $      166,455,451
        Gross unrealized depreciation                   (30,690,179)
                                                 ------------------
             Net unrealized appreciation         $      135,765,272
                                                 ==================

CAPITAL LOSS CARRYFORWARD: At November 30, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                         Capital loss
                 expiration                        carryforward
                 ------------                    -----------------
                    1997                           $ 22,439,000
                    1998                              9,759,000
                    1999                              3,592,000
                    2000                              6,425,000
                    2001                              6,391,000
                    2002                             38,551,000
                    2003                             21,504,000
                                                   ------------
                                                   $108,661,000
                                                   ============

Of the loss carryforwards expiring in 1997 and 1998, $1,158,000 and $5,427,000, respectively, were acquired in the merger with Colonial Corporate Cash Trust II.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund concentrates its investments in utility securities, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%.

The average daily loan balance for the year ended November 30, 1996 was $5,464, at a weighted average interest rate of 5.31%. The maximum loan outstanding during the period was $2,000,000.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                            Year ended November 30
                                  ------------------------------------------
                                          1996                   1995
                                  Class A     Class B     Class A    Class B
                                  -------     -------     -------    -------
Net asset value -
   Beginning of period            $  14.370   $ 14.370    $ 11.720  $ 11.720
                                  ---------   --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                 0.612      0.502       0.640     0.544
Net realized and
unrealized gain (loss)                0.831      0.831       2.659     2.659
                                  ---------   --------    --------  --------
   Total from Investment
      Operations                      1.443      1.333       3.299     3.203
                                  ---------   --------    --------  --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                             (0.603)    (0.493)     (0.649)   (0.553)
                                  ---------   --------    --------  --------
Net asset value-
   End of period                  $  15.210   $  5.210    $ 14.370  $ 14.370
                                  =========   ========    ========  ========

Total return (a)                     10.27%      9.45%      28.90%    27.96%
                                  =========   ========    ========  ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses                    1.20%(b)   1.95%(b)    1.21%(b)  1.96%(b)
Interest expense                       -           -           -         -
Net investment income                 4.16%(b)   3.41%(b)    5.00%(b)  4.25%(b)
Portfolio turnover                       8%         8%          7%        7%
Average commission rate (c)       $  0.0484   $ 0.0484        -          -
Net assets at end
of period (in millions)           $     348   $    729    $    400  $    821

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

-------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
100% of the distributions paid by the Fund from investment income earned in the year ended November 30, 1996, qualify for the corporate dividends received deduction.
-------------------------------------------------------------------------------

                                           Year ended November 30
                                 --------------------------------------------
                                           1994                     1993
                                   Class A     Class B    Class A   Class B
                                  ---------   --------    --------  --------
Net asset value -
   Beginning of period            $  13.600   $ 13.600    $ 12.960  $ 12.960
                                  ---------   --------    --------  --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                 0.681      0.587       0.713     0.612
Net realized and
unrealized gain (loss)               (1.896)    (1.896)      0.616     0.616
                                  ---------   --------    --------  --------
   Total from Investment
      Operations                     (1.215)    (1.309)      1.329     1.228
                                  ---------   --------    --------  --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income           (0.665)    (0.571)     (0.689)   (0.588)
                                  ---------   --------    --------  --------
Net asset value-
   End of period                  $  11.720   $ 11.720    $ 13.600  $ 13.600
                                  =========   ========    ========  ========
Total return (a)                    (9.04)%    (9.73)%      10.20%     9.42%
                                  =========   ========    ========  ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses                    1.23%      1.98%       1.19%     1.94%
Interest expense
Net investment income                 5.49%      4.74%       4.92%     4.17%
Portfolio turnover                      16%        16%          6%        6%
Average commission rate (c)            -           -          -           -
Net assets at end
of period (in millions)           $     373   $    744    $    503  $    971

Selected data for a share of each class outstanding throughout each period are as follows:

                                             Year ended November 30
                                        --------------------------------
                                                    1992 (a)
                                        Class A              Class B (b)
                                        -------              -----------
Net asset value -
  Beginning of period                   $ 11.440             $ 12.310
                                        --------             --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.741                0.296
Net realized and
unrealized gain                            1.517                0.691
                                        --------             --------
   Total from Investment
      Operations                           2.258                0.987
                                        --------             --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                (0.727)              (0.337)
From capital paid in                      (0.011) (c)            ---
                                        --------             --------
Total Distributions
   Declared to Shareholders               (0.738)              (0.337)
                                        --------             --------
Net asset value -
   End of period                        $ 12.960             $ 12.960
                                        ========             ========
Total return (d)                          20.21%                6.06% (e)
                                        ========             ========
RATIOS TO AVERAGE NET ASSETS
Operating expenses                         1.16%                1.91% (f)
Net investment income                      5.52%                4.77% (f)
Portfolio turnover                           35%                  35%
Net assets at end
of period (in millions)                 $   232              $    156

(a) All per share amounts have been restated to reflect the 4-for-1 stock split effective February 10, 1992.
(b) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(c) The return of capital is for book purposes only and is a result of book-tax differences from the merger of Colonial Utilities Fund formerly Colonial Corporate Cash Trust I) and Colonial Corporate Cash Trust II in prior year. The 1992 amount represents a reclassifaction for book purposes only relating to that merger.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS OF
    COLONIAL UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Utilities Fund (a series of Colonial Trust IV) at November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
January 10, 1997

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Utilities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial Utilities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.

[LOGO] COLONIAL
       MUTUAL FUNDS

       Mutual Funds for
       Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


             COLONIAL INVESTMENT SERVICES, INC. Distributor (C)1996
                One of the Liberty Financial Companies (NYSE:L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                          UF-02/08 4D-1196 M (1/97)

[recycle symbol] Printed on recycled paper